Exhibit 99.3

THIRD QUARTER 2023

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2022, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

3Q 2023 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results

Consolidated Financial Highlights	4

Consolidated Income Statement	5

Consolidated Period-End Balance Sheet	6

Consolidated Average Balance Sheet	7

Segment Detail

Segment Highlights	8

Automotive Finance	9-10

Insurance	11

Mortgage Finance	12

Corporate Finance	13

Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail

Capital	17

Liquidity and Deposits	18

Net Interest Margin	19

Ally Bank Consumer Mortgage HFI Portfolios	20

Earnings Per Share Related Information	21

Adjusted Tangible Book Per Share Related Information	22

Core ROTCE Related Information	23

Adjusted Efficiency Ratio Related Information	24

3Q 2023 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.
Selected Income Statement Data	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Net financing revenue	$1,533	$1,573	$1,602	$1,674	$1,719	$(40)	$(186)

Core OID	12	12	11	11	11	0	2

Net financing revenue (excluding Core OID) (1)	1,545	1,585	1,613	1,685	1,730	(40)	(184)

Other revenue	435	506	498	527	297	(71)	138

Change in fair value of equity securities (2)	56	(25)	(65)	(49)	62	81	(6)

Adjusted other revenue (1)	491	481	433	478	359	10	132

Provision for loan losses	508	427	446	490	438	81	70

Total noninterest expense (3)	1,232	1,249	1,266	1,266	1,161	(17)	71

Repositioning	30	—	—	57	20	30	10

Noninterest Expense (ex. Repositioning)	1,202	1,249	1,266	1,209	1,141	(47)	61

Pre-tax income from continuing operations	228	403	388	445	417	(175)	(189)

Income tax (benefit) expense	(68)	74	68	167	117	(142)	(185)

(Loss) from discontinued operations, net of tax	—	—	(1)	—	(1)	—	1

Net Income	296	329	319	278	299	(33)	(3)

Preferred Dividends	27	28	28	27	27	(1)	—

Net income attributable to common shareholders	$269	$301	$291	$251	$272	$(32)	$(3)

Core Pre-Provision Net Revenue (4)	$834	$817	$781	$954	$948	$17	$(114)

Selected Balance Sheet Data (Period-End)

Total assets	$195,704	$197,241	$196,165	$191,826	$188,640	$ (1,537)	$7,064

Consumer loans	108,343	107,370	106,815	106,610	106,720	973	1,623

Commercial loans	31,917	31,079	29,489	29,138	25,736	838	6,181

Allowance for loan losses	(3,837)	(3,781)	(3,751)	(3,711)	(3,611)	(56)	(226)

Deposits	152,835	154,310	154,013	152,297	145,751	(1,475)	7,084

Total equity	12,825	13,532	13,378	12,859	12,434	(707)	391

Common Share Count

Weighted average basic	304,134	303,684	302,657	301,279	308,220	450	(4,086)

Weighted average diluted	305,693	304,646	303,448	303,062	310,086	1,048	(4,393)

Issued shares outstanding (period-end)	301,630	301,619	300,821	299,324	300,335	11	1,295

Per Common Share Data

Earnings per share (basic)	$0.88	$0.99	$0.96	$0.83	$0.88	$(0.11)	$0.00

Earnings per share (diluted)	0.88	0.99	0.96	0.83	0.88	(0.11)	0.00

Adjusted earnings per share (1)	0.83	0.96	0.82	1.08	1.12	(0.13)	(0.29)

Book value per share	34.81	37.16	36.75	35.20	33.66	(2.35)	1.15

Tangible book value per share	31.90	34.22	33.77	32.18	30.63	(2.32)	1.27

Adjusted tangible book value per share (5)	29.79	32.08	31.59	29.96	28.39	(2.29)	1.40

Select Financial Ratios

Net interest margin	3.24%	3.38%	3.51%	3.65%	3.81%

Net interest margin (ex. Core OID) (1)	3.26%	3.41%	3.54%	3.68%	3.83%

Cost of funds	4.21%	3.89%	3.44%	2.77%	1.93%

Cost of funds (ex. Core OID)	4.15%	3.84%	3.39%	2.73%	1.89%

Efficiency Ratio	62.6%	60.1%	60.3%	57.5%	57.6%

Adjusted efficiency ratio (6)	52.1%	51.7%	55.8%	50.6%	48.2%

Return on average assets	0.5%	0.6%	0.6%	0.5%	0.6%

Return on average total equity	8.2%	8.9%	8.9%	7.9%	8.2%

Return on average tangible common equity	10.8%	11.8%	11.8%	10.7%	10.9%

Core ROTCE (7)	12.9%	13.9%	12.5%	17.6%	17.2%

Capital Ratios (8)

Common Equity Tier 1 (CET1) capital ratio	9.3%	9.3%	9.2%	9.3%	9.3%

Tier 1 capital ratio	10.7%	10.7%	10.7%	10.7%	10.8%

Total capital ratio	12.5%	12.5%	12.5%	12.2%	12.4%

Tier 1 leverage ratio	8.6%	8.6%	8.5%	8.6%	8.8%

(1)	Represents a non-GAAP financial measure. For more details refer to pages 25-27.
(2)	For more details refer to pages 25-27.
(3)

Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(4)	Represents a non-GAAP financial measure. For more details refer to pages 25-27.
(5)	Represents a non-GAAP financial measure. For more details refer to page 22.
(6)	Represents a non-GAAP financial measure. For more details refer to page 24.
(7)	Represents a non-GAAP financial measure. For more details refer to page 23.
(8)	For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 26.

3Q 2023 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Financing revenue and other interest income

Interest and fees on finance receivables and loans	$2,837	$2,721	$2,575	$2,423	$2,120	$116	$717

Interest on loans held-for-sale	7	7	15	13	10	—	(3)

Total interest and dividends on investment securities	256	238	226	220	206	18	50

Interest-bearing cash	99	87	56	31	16	12	83

Other earning assets	11	9	12	12	12	2	(1)

Operating leases	385	392	402	400	397	(7)	(12)

Total financing revenue and other interest income	3,595	3,454	3,286	3,099	2,761	141	834

Interest expense

Interest on deposits	1,563	1,418	1,217	946	567	145	996

Interest on short-term borrowings	13	11	12	40	43	2	(30)

Interest on long-term debt	274	252	227	200	194	22	80

Interest on other	—	—	2	(1)	—	—	—

Total interest expense	1,850	1,681	1,458	1,185	804	169	1,046

Depreciation expense on operating lease assets	212	200	226	240	238	12	(26)

Net financing revenue	$1,533	$1,573	$1,602	$1,674	$1,719	$(40)	$(186)

Other revenue

Insurance premiums and service revenue earned	320	310	306	302	289	10	31

Gain on mortgage and automotive loans, net	4	5	4	24	10	(1)	(6)

Loss on extinguishment of debt	—	0	(0)	(0)	(0)	(0)	0

Other gain / (loss) on investments, net	(41)	26	74	53	(54)	(67)	13

Other income, net of losses	152	165	114	148	52	(13)	100

Total other revenue	435	506	498	527	297	(71)	138

Total net revenue	1,968	2,079	2,100	2,201	2,016	(111)	(48)

Provision for loan losses	508	427	446	490	438	81	70

Noninterest expense

Compensation and benefits expense	463	448	537	503	467	15	(4)

Insurance losses and loss adjustment expenses	107	134	88	63	70	(27)	37

Other operating expenses	662	667	641	700	624	(5)	38

Total noninterest expense	1,232	1,249	1,266	1,266	1,161	(17)	71

Pre-tax income from continuing operations	$228	$403	$388	$445	$417	$(175)	$(189)

Income tax expense from continuing operations	(68)	74	68	167	117	(142)	(185)

Net income from continuing operations	296	329	320	278	300	(33)	(4)

Loss from discontinued operations, net of tax	—	—	(1)	—	(1)	—	1

Net income	296	329	319	278	299	(33)	(3)

Preferred Dividends	27	28	28	27	27	(1)	—

Net income available to common shareholders	$269	$301	$291	$251	$272	$(32)	$(3)

Core pre-tax Income walk

Net financing revenue	$1,533	$1,573	$1,602	$1,674	$1,719	$(40)	$(186)

Other revenue	435	506	498	527	297	(71)	138

Provision for credit losses	508	427	446	490	438	81	70

Total noninterest expense	1,232	1,249	1,266	1,266	1,161	(17)	71

Pre-tax income from continuing operations	$228	$403	$388	$445	$417	$(175)	$(189)

Core OID (2)	12	12	11	11	11	0	2

Change in the fair value of equity securities (1)	56	(25)	(65)	(49)	62	81	(6)

Repositioning (1)	30	—	—	57	20	30	10

Core pre-tax income (2)	$326	$390	$335	$464	$510	$(64)	$(184)

(1)	For more details refer to pages 25-27.
(2)	Represents a non-GAAP financial measure. For more details refer to pages 25-27.

3Q 2023 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Cash and cash equivalents

Noninterest-bearing	$603	$536	$554	$542	$638	$67	$(35)

Interest-bearing	7,912	9,436	9,226	5,029	4,366	(1,524)	3,546

Total cash and cash equivalents	8,515	9,972	9,780	5,571	5,004	(1,457)	3,511

Investment securities (1)	28,532	30,453	31,215	31,284	31,344	(1,921)	(2,812)

Loans held-for-sale, net	289	297	524	654	808	(8)	(519)

Finance receivables and loans, net	140,260	138,449	136,304	135,748	132,456	1,811	7,804

Allowance for loan losses	(3,837)	(3,781)	(3,751)	(3,711)	(3,611)	(56)	(226)

Total finance receivables and loans, net	136,423	134,668	132,553	132,037	128,845	1,755	7,578

Investment in operating leases, net	9,569	9,930	10,236	10,444	10,577	(361)	(1,008)

Premiums receivables and other insurance assets	2,775	2,768	2,713	2,698	2,719	7	56

Other assets	9,601	9,153	9,144	9,138	9,343	448	258

Total assets	$195,704	$197,241	$196,165	$191,826	$188,640	$(1,537)	$7,064

Liabilities

Deposit liabilities

Noninterest-bearing	$188	$160	$174	$185	$220	$28	$(32)

Interest-bearing	152,647	154,150	153,839	152,112	145,531	(1,503)	7,116

Total deposit liabilities	152,835	154,310	154,013	152,297	145,751	(1,475)	7,084

Short-term borrowings	2,410	2,194	1,455	2,399	7,200	216	(4,790)

Long-term debt	20,096	20,141	20,480	17,762	16,628	(45)	3,468

Interest payable	1,437	955	759	408	484	482	953

Unearned insurance premiums and service revenue	3,494	3,478	3,455	3,453	3,468	16	26

Accrued expense and other liabilities	2,607	2,631	2,625	2,648	2,675	(24)	(68)

Total liabilities	$182,879	$183,709	$182,787	$178,967	$176,206	$(830)	$6,673

Equity

Common stock and paid-in capital (2)	$15,069	$15,048	$15,015	$14,978	$14,994	$21	$75

Preferred stock	2,324	2,324	2,324	2,324	2,324	—	—

Retained earnings / accumulated deficit	197	23	(185)	(384)	(544)	174	741

Accumulated other comprehensive income / (loss)	(4,765)	(3,863)	(3,776)	(4,059)	(4,340)	(902)	(425)

Total equity	12,825	13,532	13,378	12,859	12,434	(707)	391

Total liabilities and equity	$195,704	$197,241	$196,165	$191,826	$188,640	$(1,537)	$7,064

(1)	Includes Held-to-maturity securities.
(2)	Includes Treasury stock.

3Q 2023 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Interest-bearing cash and cash equivalents	$8,308	$7,401	$5,731	$4,129	$3,627	$907	$4,681

Investment securities and other earning assets	30,364	31,537	32,168	32,131	34,166	(1,173)	(3,802)

Loans held-for-sale, net	278	422	738	722	748	(144)	(470)

Total finance receivables and loans, net (2)	139,153	137,185	135,819	134,170	129,996	1,968	9,157

Investment in operating leases, net	9,817	10,110	10,435	10,546	10,588	(293)	(771)

Total interest earning assets	187,920	186,655	184,891	181,698	179,125	1,265	8,795

Noninterest-bearing cash and cash equivalents	335	362	333	395	503	(27)	(168)

Other assets	10,925	10,781	10,817	11,082	10,338	144	587

Allowance for loan losses	(3,820)	(3,777)	(3,729)	(3,641)	(3,494)	(43)	(326)

Total assets	$195,360	$194,021	$192,312	$189,534	$186,472	$1,339	$8,888

Liabilities

Interest-bearing deposit liabilities

Retail deposit liabilities	$139,372	$138,285	$138,071	$135,340	$131,868	$1,087	$7,504

Other interest-bearing deposit liabilities (3)	13,973	13,935	14,503	12,933	10,717	38	3,256

Total Interest-bearing deposit liabilities	153,345	152,220	152,573	148,273	142,586	1,125	10,759

Short-term borrowings	948	833	1,024	4,169	6,266	115	(5,318)

Long-term debt (4)	20,315	20,256	18,389	17,282	16,798	59	3,517

Total interest-bearing liabilities (4)	174,608	173,309	171,986	169,724	165,650	1,299	8,958

Noninterest-bearing deposit liabilities	181	162	179	212	207	19	(26)

Other liabilities	6,503	6,760	6,662	6,809	6,435	(257)	68

Total liabilities	$181,292	$180,231	$178,827	$176,745	$172,292	$1,061	$9,000

Equity

Total equity	$14,068	$13,790	$13,485	$12,789	$14,180	$278	$(112)

Total liabilities and equity	$195,360	$194,021	$192,312	$189,534	$186,472	$1,339	$8,888

(1)	Average balances are calculated using a combination of monthly and daily average methodologies.
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3)	Includes brokered (inclusive of sweep deposits) and other deposits.
(4)	Includes average Core OID balance of $812 million in 3Q23, $824 million in 2Q23, $835 million in 1Q23, $847 million in 4Q22, and $858 million in 3Q22.

3Q 2023 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Pre-tax Income / (Loss)	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Automotive Finance	$377	$501	$442	$437	$488	$(124)	$(111)

Insurance	(16)	8	92	101	(30)	(24)	14

Dealer Financial Services	361	509	534	538	458	(148)	(97)

Corporate Finance	84	72	72	67	91	12	(7)

Mortgage Finance	26	21	21	19	19	5	7

Corporate and Other (1)	(243)	(199)	(239)	(179)	(151)	(44)	(92)

Pre-tax income from continuing operations	$228	$403	$388	$445	$417	$(175)	$(189)

Core OID (2) (4)	12	12	11	11	11	0	2

Change in the fair value of equity securities (3)	56	(25)	(65)	(49)	62	81	(6)

Repositioning (4)	30	—	—	57	20	30	10

Core pre-tax income (4)	$326	$390	$335	$464	$510	$(64)	$(184)

(1)

Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, Ally Lending activity and the Credit Card portfolio.

(2)	Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.
(3)	For more details refer to pages 25-27.
(4)	Represents a non-GAAP measure. For more details refer to pages 25-27.

3Q 2023 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Net financing revenue

Consumer	$1,748	$1,649	$1,576	$1,555	$1,461	$99	$287

Commercial	364	335	299	252	189	29	175

Loans held-for-sale	2	1	3	2	—	1	2

Operating leases	385	392	402	400	397	(7)	(12)

Total financing revenue and other interest income	2,499	2,377	2,280	2,209	2,047	122	452

Interest expense	927	828	732	644	506	99	421

Depreciation expense on operating lease assets:

Depreciation expense on operating lease assets (ex. remarketing)	268	271	272	271	277	(2)	(9)

Remarketing gains	57	70	47	31	39	(12)	18

Total depreciation expense on operating lease assets	212	200	226	240	238	12	(26)

Net financing revenue	1,360	1,349	1,322	1,325	1,303	11	57

Other revenue

Total other revenue	79	83	77	92	74	(4)	5

Total net revenue	1,439	1,432	1,399	1,417	1,377	7	62

Provision for credit losses	444	331	351	376	328	113	116

Noninterest expense

Compensation and benefits	164	160	181	154	155	4	9

Other operating expenses	454	440	425	450	406	14	48

Total noninterest expense	618	600	606	604	561	18	57

Pre-tax Income	$377	$501	$442	$437	$488	$(124)	$(111)

Memo: Net lease revenue

Operating lease revenue	$385	$392	$402	$400	$397	$(7)	$(12)

Depreciation expense on operating lease assets (ex. remarketing)	268	271	272	271	277	(2)	(9)

Remarketing gains, net of repo valuation	57	70	47	31	39	(12)	18

Total depreciation expense on operating lease assets	212	200	226	240	238	12	(26)

Net lease revenue	$173	$192	$176	$160	$159	$(19)	$14

Balance Sheet (Period-End)

Cash, trading and investment securities	$—	$—	$—	$—	$—	$—	$—

Loans held-for-sale, net	21	10	19	6	6	11	15

Consumer loans	85,728	84,725	84,042	83,903	84,116	1,003	1,612

Commercial loans	21,057	20,732	19,266	18,784	16,163	325	4,894

Allowance for loan losses	(3,153)	(3,103)	(3,053)	(3,053)	(3,024)	(50)	(129)

Total finance receivables and loans, net	103,632	102,354	100,255	99,634	97,255	1,278	6,377

Investment in operating leases, net	9,569	9,930	10,236	10,444	10,577	(361)	(1,008)

Other assets	1,520	1,463	1,450	1,379	1,276	57	244

Total assets	$114,742	$113,757	$111,960	$111,463	$109,114	$985	$5,628

3Q 2023 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
U.S. Consumer Originations (1) ($ in billions)	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Retail standard - new vehicle GM	$1.1	$1.1	$1.0	$1.2	$1.2	$0.0	$(0.1)

Retail standard - new vehicle Stellantis	0.7	0.8	0.7	0.7	0.9	(0.1)	(0.2)

Retail standard - new vehicle Growth	1.1	1.0	1.0	1.0	1.2	0.0	(0.1)

Used vehicle	6.9	6.6	6.1	5.5	7.9	0.4	(0.9)

Lease	0.7	0.8	0.8	0.7	1.1	(0.1)	(0.4)

Retail subvented	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total originations	$10.6	$10.4	$9.5	$9.2	$12.3	$0.2	$(1.8)

U.S. Consumer Originations - FICO Score

Super prime (760-999)	$2.5	$2.4	$1.8	$1.8	$2.1	$0.2	$0.4

High prime (720-759)	1.5	1.4	1.2	1.3	1.6	0.1	(0.1)

Prime (660-719)	3.1	3.1	2.8	2.8	4.0	—	(1.0)

Prime/Near (620-659)	1.8	1.8	2.0	1.8	2.6	—	(0.8)

Non-Prime (540-619)	0.7	0.7	0.8	0.6	0.9	—	(0.2)

Sub-Prime (0-539)	0.2	0.2	0.1	0.1	0.2	0.0	0.0

No FICO (Primarily CSG)	0.8	0.8	0.8	0.9	0.9	0.0	(0.1)

Total originations	$10.6	$10.4	$9.5	$9.2	$12.3	$0.2	$(1.8)

U.S. Consumer Retail Originations - Average FICO

New vehicle	712	709	700	707	699	3	14

Used vehicle	701	698	687	693	684	3	17

Total retail originations	704	701	691	697	688	3	16

U.S. Market

New light vehicle sales (SAAR - units in millions)	15.6	15.7	15.0	14.2	13.4	(0.1)	2.3

New light vehicle sales (quarterly - units in millions)	4.0	4.1	3.5	3.5	3.4	(0.1)	0.6

Dealer Engagement

Total Active DFS Dealers (2)	22,323	22,171	22,136	21,869	21,864	152	459

Total Application Volume (000s)	3,674	3,517	3,319	2,866	3,149	156	525

Ally U.S. Commercial Outstandings EOP ($ in billions)

Floorplan outstandings	$14.9	$14.6	$13.3	$13.0	$10.8	$0.3	$4.1

Dealer loans and other	6.1	6.1	5.9	5.7	5.3	0.0	0.8

Total Commercial outstandings	$21.1	$20.7	$19.3	$18.8	$16.2	$0.3	$4.9

U.S. Off-Lease Remarketing

Off-lease vehicles terminated - on-balance sheet (# in units)	29,484	29,872	24,163	20,919	29,562	(388)	(78)

Average gain per vehicle	$1,944	$2,335	$1,932	$1,476	$1,325	$(391)	$619

Total gain ($ in millions)	$57	$70	$47	$31	$39	$(12)	$18

(1)

Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2)	A dealer is considered to have an active relationship with us if we provided automotive financing, remarketing, or insurance services during the three months ended September 30, 2023.

3Q 2023 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Income Statement (GAAP View)	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Net financing revenue

Total interest and fees on finance receivables and loans(1)	$2	$3	$2	$2	$2	$(1)	$—

Interest and dividends on investment securities	32	31	29	32	28	1	4

Interest bearing cash	3	2	3	1	1	1	2

Total financing revenue and other interest revenue	37	36	34	35	31	1	6

Interest expense	8	7	8	7	7	1	1

Net financing revenue	29	29	26	28	24	—	5

Other revenue

Insurance premiums and service revenue earned	320	310	306	302	289	10	31

Other gain / (loss) on investments, net	(31)	25	72	54	(56)	(56)	25

Other income, net of losses	4	2	3	3	3	2	1

Total other revenue	293	337	381	359	236	(44)	57

Total net revenue	322	366	407	387	260	(44)	62

Noninterest expense

Compensation and benefits expense	26	27	28	23	26	(1)	—

Insurance losses and loss adjustment expenses	107	134	88	63	70	(27)	37

Other operating expenses	205	197	199	200	194	8	11

Total noninterest expense	338	358	315	286	290	(20)	48

Pre-tax (loss)	$(16)	$8	$92	$101	$(30)	$(24)	$14

Memo: Income Statement (Managerial View)

Insurance premiums and other income

Insurance premiums and service revenue earned	$320	$310	$306	$302	$289	$10	$31

Investment income and other (adjusted) (2)	44	30	33	33	30	14	14

Other income	4	2	3	3	3	2	1

Total insurance premiums and other income	368	342	342	338	322	26	46

Expense

Insurance losses and loss adjustment expenses	107	134	88	63	70	(27)	37

Acquisition and underwriting expenses

Compensation and benefit expense	26	27	28	23	26	(1)	—

Insurance commission expense	160	158	157	158	152	2	8

Other expense	45	39	42	42	42	6	3

Total acquistion and underwriting expense	231	224	227	223	220	7	11

Total expense	338	358	315	286	290	(20)	48

Core pre-tax (loss) / income (2)	30	(16)	27	52	32	46	(2)

Change in the fair value of equity securities (3)	(46)	24	65	49	(62)	(70)	16

Income (loss) before income tax expense	$(16)	$8	$92	$101	$(30)	$(24)	$14

Balance Sheet (Period-End)

Cash and investment securities	$5,086	$5,280	$5,331	$5,252	$5,161	$(194)	$(75)

Intercompany loans(1)	547	510	523	417	390	37	157

Premiums receivable and other insurance assets	2,791	2,783	2,728	2,712	2,731	8	60

Other assets	312	317	285	278	251	(5)	61

Total assets	$8,736	$8,890	$8,867	$8,659	$8,533	$(154)	$203

Key Statistics

Total written premiums and revenue (4)	$335	$299	$307	$285	$291	$36	$44

Loss ratio (5)	33.0%	43.0%	28.3%	20.6%	23.9%

Underwriting expense ratio (6)	71.3%	71.5%	73.7%	73.0%	74.8%

Combined ratio	104.3%	114.6%	102.0%	93.6%	98.7%

(1)	Intercompany activity represents excess liquidity placed with corporate segment.
(2)	Represents a non-GAAP financial measure. For more details refer to pages 25-27.
(3)	For more details refer to pages 25-27.
(4)	Written premiums are net of ceded premium for reinsurance.
(5)	Loss ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.
(6)	Underwriting expense ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other income, net of losses.

3Q 2023 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Net financing revenue

Total financing revenue and other interest income	$149	$151	$153	$155	$151	$(2)	$(2)

Interest expense	96	98	99	100	94	(2)	2

Net financing revenue	53	53	54	55	57	—	(4)

Gain on mortgage loans, net	4	5	4	1	7	(1)	(3)

Other income, net of losses	—	—	—	1	—	—	—

Total other revenue	4	5	4	2	7	(1)	(3)

Total net revenue	57	58	58	57	64	(1)	(7)

Provision for loan losses	(2)	—	(1)	1	2	(2)	(4)

Noninterest expense

Compensation and benefits expense	5	5	6	6	5	—	—

Other operating expense	28	32	32	31	38	(4)	(10)

Total noninterest expense	33	37	38	37	43	(4)	(10)

Pre-tax Income	$26	$21	$21	$19	$19	$5	$7

Balance Sheet (Period-End)

Finance receivables and loans, net:

Consumer loans	$18,657	$18,894	$19,189	$19,445	$19,715	$(237)	$(1,058)

Allowance for loan losses	(19)	(20)	(20)	(22)	(21)	1	2

Total finance receivables and loans, net	18,638	18,874	19,169	19,423	19,694	(236)	(1,056)

Loans held for sale, net	29	36	24	13	44	(7)	(15)

Other assets	78	87	97	93	124	(9)	(46)

Total assets	$18,745	$18,997	$19,290	$19,529	$19,862	$(252)	$(1,117)

3Q 2023 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Net financing revenue

Total financing revenue and other interest income	$248	$234	$234	$199	$148	$14	$100

Interest expense	151	142	131	105	68	9	83

Net financing revenue	97	92	103	94	80	5	17

Total other revenue	24	28	29	25	54	(4)	(30)

Total net revenue	121	120	132	119	134	1	(13)

Provision for loan losses	5	15	15	16	13	(10)	(8)

Noninterest expense

Compensation and benefits expense	16	17	28	20	17	(1)	(1)

Other operating expense	16	16	17	16	13	—	3

Total noninterest expense	32	33	45	36	30	(1)	2

Pre-tax income	$84	$72	$72	$67	$91	$12	$(7)

Change in the fair value of equity securities (1)	(0)	(1)	0	0	(0)	1	0

Core pre-tax income (2)	$84	$71	$72	$67	$91	$13	$(7)

Balance Sheet (Period-End)

Equity securities	$6	$6	$5	$6	$6	$—	$—

Loans held for sale, net	81	48	266	445	544	33	(463)

Commercial loans	10,637	10,132	10,003	10,147	9,355	505	1,282

Allowance for loan losses	(185)	(176)	(217)	(202)	(186)	(9)	1

Total finance receivables and loans, net	10,452	9,956	9,786	9,945	9,169	496	1,283

Other assets	210	180	169	148	121	30	89

Total assets	$10,749	$10,190	$10,226	$10,544	$9,840	$559	$909

(1)	For more details refer to pages 25-27.
(2)	Represents a non-GAAP financial measure. For more details refer to pages 25-27.

3Q 2023 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Net financing revenue

Total financing revenue and other interest income	662	656	585	501	384	6	278

Interest expense	668	606	488	329	129	62	539

Net financing revenue	(6)	50	97	172	255	(56)	(261)

Other revenue

Other gain on investments, net	(11)	—	3	—	2	(11)	(13)

Other income, net of losses (1)	46	53	4	49	(76)	(7)	122

Total other revenue	35	53	7	49	(74)	(18)	109

Total net revenue	29	103	104	221	181	(74)	(152)

Provision for loan losses	61	81	81	97	95	(20)	(34)

Noninterest expense

Compensation and benefits expense	252	239	294	300	264	13	(12)

Other operating expense (2)	(41)	(18)	(32)	3	(27)	(23)	(14)

Total noninterest expense	211	221	262	303	237	(10)	(26)

Pre-tax (loss) income	$(243)	$(199)	$(239)	$(179)	$(151)	$(44)	$(92)

Change in the fair value of equity securities (3)	10	—	—	(0)	(0)	10	10

Core OID (4)	12	12	11	11	11	0	2

Repositioning (3)	30	—	—	57	20	30	10

Core pre-tax (loss) income (4)	$(191)	$(187)	$(228)	$(111)	$(120)	$(4)	$(71)

Balance Sheet (Period-End)

Cash, trading and investment securities	$31,955	$35,139	$35,659	$31,597	$31,181	$(3,184)	$774

Loans held-for-sale, net	158	203	215	190	214	(45)	(56)

Consumer loans	3,958	3,751	3,584	3,262	2,889	207	1,069

Commercial loans	223	215	220	207	218	8	5

Intercompany loans (5)	(547)	(510)	(523)	(417)	(390)	(37)	(157)

Allowance for loan losses	(480)	(482)	(461)	(434)	(380)	2	(100)

Total finance receivables and loans, net	3,154	2,974	2,820	2,618	2,337	180	817

Other assets	7,465	7,091	7,128	7,226	7,559	374	(94)

Total assets	$42,732	$45,407	$45,822	$41,631	$41,291	$(2,675)	$1,441

Core OID Amortization Schedule (4)	2023	2024	2025	2026	2027 & After

Remaining Core OID amortization expense	$13	$56	$66	$77	Avg = $119/yr

(1) Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $348 million for 3Q23, $331 million for 2Q23, $334 million for 1Q23, $350 million for 4Q22, and $321 million for 3Q22. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) For more details refer to pages 25-27.

(4) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(5) Intercompany loans related to activity between Insurance and Corporate and Other for liquidity purposes.

3Q 2023 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Ending loan balance	$140,260	$138,449	$136,302	$135,745	$132,450	$1,811	$7,810

30+ Accruing DPD	$3,459	$3,169	$2,834	$3,128	$2,608	$290	$851

30+ Accruing DPD %	2.47%	2.29%	2.08%	2.30%	1.97%

60+ Accruing DPD	$934	$841	$707	$779	$609	$93	$325

60+ Accruing DPD %	0.67%	0.61%	0.52%	0.57%	0.46%

Non-performing loans (NPLs)	$1,500	$1,404	$1,384	$1,454	$1,383	$96	$117

Net charge-offs (NCOs)	$456	$399	$409	$390	$276	$57	$180

Net charge-off rate (2)	1.31%	1.16%	1.20%	1.16%	0.85%

Provision for loan losses	$508	$427	$446	$490	$438	$81	$70

Allowance for loan losses (ALLL)	$3,837	$3,781	$3,751	$3,711	$3,611	$56	$226

ALLL as % of Loans (3) (4)	2.73%	2.72%	2.74%	2.72%	2.71%

ALLL as % of NPLs (3)	256%	269%	271%	255%	261%

ALLL as % of NCOs (3)	211%	237%	230%	n/m	n/m

US Auto Delinquencies - HFI Retail Contract $‘s

30+ Delinquent contract $	$3,290	$3,032	$2,714	$2,962	$2,442	$258	$848

% of retail contract $ outstanding	3.85%	3.60%	3.24%	3.56%	2.93%

60+ Delinquent contract $	$878	$796	$666	$738	$577

% of retail contract $ outstanding	1.03%	0.94%	0.80%	0.89%	0.69%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s

Net charge-offs	$393	$277	$351	$347	$217	$116	$176

% of avg. HFI assets (2)	1.85%	1.32%	1.68%	1.66%	1.05%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s

Net charge-offs	$0	$4	$0	$0	$0	$(4)	$0

% of avg. HFI assets (2)	—%	0.09%	—%	—%	—%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) Excludes provision for credit losses related to our reserve for unfunded commitments.

(4) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

3Q 2023 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22
Allowance for loan losses	$3,104	$3,064	$3,022	$3,020	$2,993	$40	$111

Total consumer loans (2)	$85,370	$84,294	$83,640	$83,286	$83,459	$1,076	$1,911

Coverage ratio (3)	3.62%	3.62%	3.60%	3.60%	3.56%

Commercial

Allowance for loan losses	$49	$39	$31	$33	$30	$10	$19

Total commercial loans	$21,057	$20,732	$19,266	$18,784	$16,163	$325	$4,894

Coverage ratio	0.23%	0.19%	0.16%	0.18%	0.19%

Mortgage (1)

Consumer

Mortgage Finance

Allowance for loan losses	$19	$20	$20	$22	$21	$(1)	$(2)

Total consumer loans	$18,657	$18,894	$19,189	$19,445	$19,715	$(237)	$(1,058)

Coverage ratio	0.10%	0.10%	0.11%	0.11%	0.11%

Mortgage - Legacy

Allowance for loan losses	$3	$3	$3	$5	$6	$—	$(3)

Total consumer loans	$238	$255	$272	$290	$306	$(17)	$(68)

Coverage ratio	1.29%	1.28%	1.11%	1.78%	1.86%

Total Mortgage

Allowance for loan losses	$22	$23	$23	$27	$27	$(1)	$(5)

Total consumer loans	$18,895	$19,149	$19,461	$19,735	$20,021	$(255)	$(1,126)

Coverage ratio	0.11%	0.12%	0.12%	0.14%	0.13%

Consumer Other - Ally Lending (1) (4)

Allowance for loan losses	$202	$210	$213	$194	$167	$(8)	$35

Total consumer loans	$2,206	$2,170	$2,072	$1,987	$1,807	$36	$399

Coverage ratio	9.16%	9.68%	10.29%	9.77%	9.22%

Consumer Other - Ally Credit Card (1)

Allowance for loan losses	$272	$266	$242	$232	205	$6	$67

Total consumer loans	$1,872	$1,757	$1,640	$1,599	1,427	$115	$445

Coverage ratio	14.55%	15.14%	14.74%	14.51%	14.40%

Corporate Finance (1)

Allowance for loan losses	$185	$176	$217	$202	$186	$9	$(1)

Total commercial loans	$10,636	$10,132	$10,003	$10,147	$9,354	$504	$1,282

Coverage ratio	1.74%	1.74%	2.17%	1.99%	1.99%

Corporate and Other (1)

Allowance for loan losses	$3	$3	$3	$3	$3	$—	$—

Total commercial loans	$224	$215	$220	$207	$219	$9	$5

Coverage ratio	1.36%	1.36%	1.36%	1.36%	1.36%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes ($358M) of fair value adjustment for loans in hedge accounting relationships in 3Q23, ($432M) in 2Q23, ($402M) in 1Q23, ($617M) in 4Q22 and ($658M) in 3Q22.

(3) Excludes ($358M) of fair value adjustment for loans in hedge accounting relationships in 3Q23, ($432M) in 2Q23, ($402M) in 1Q23, ($617M) in 4Q22 and ($658M) in 3Q22.

(4) Unsecured consumer lending from point-of-sale financing.

3Q 2023 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)	QUARTERLY TRENDS					CHANGE VS.

Capital	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22
Risk-weighted assets	$161.1	$159.2	$157.6	$157.3	$155.2	$1.9	$5.9
Common Equity Tier 1 (CET1) capital ratio	9.3%	9.3%	9.2%	9.3%	9.3%
Tier 1 capital ratio	10.7%	10.7%	10.7%	10.7%	10.8%
Total capital ratio	12.5%	12.5%	12.5%	12.2%	12.4%
Tangible common equity / Tangible assets (1)(2)	4.9%	5.3%	5.2%	5.0%	4.9%
Tangible common equity / Risk-weighted assets (1)	6.0%	6.5%	6.4%	6.1%	5.9%
Shareholders’ equity	$12.8	$13.5	$13.4	$12.9	$12.4	$(0.7)	$0.4
add: CECL phase-in adjustment	0.6	0.6	0.6	0.9	0.9	—	(0.3)
less: Certain AOCI items and other adjustments	3.9	3.0	2.9	3.2	3.4	0.9	0.5
Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	(2.3)	—	—

Common Equity Tier 1 capital	$15.0	$14.8	$14.5	$14.6	$14.4	$0.2	$0.6

Common Equity Tier 1 capital	$15.0	$14.8	$14.5	$14.6	$14.4	$0.2	$0.6
add: Preferred equity	2.3	2.3	2.3	2.3	2.3	—	—
less: Other adjustments	(0.1)	(0.1)	(0.1)	—	—	—	(0.1)

Tier 1 capital	$17.3	$17.1	$16.8	$16.9	$16.7	$0.2	$0.6

Tier 1 capital	$17.3	$17.1	$16.8	$16.9	$16.7	$0.2	$0.6
add: Qualifying subordinated debt	0.9	0.9	0.9	0.4	0.6	—	0.3
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	2.0	1.9	1.9	1.9	1.9	0.1	0.1

Total capital	$20.1	$19.9	$19.6	$19.2	$19.2	$0.2	$0.9

Total shareholders’ equity	$12.8	$13.5	$13.4	$12.9	$12.4	$(0.7)	$0.4
less: Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	(2.3)	—	—
Goodwill and intangible assets, net of deferred tax liabilities	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	—	—

Tangible common equity (1)	$9.6	$10.3	$10.2	$9.6	$9.2	$(0.7)	$0.4

Total assets	$195.7	$197.2	$196.2	$191.8	$188.6	$(1.5)	$7.1
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	—	—

Tangible assets (2)	$194.8	$196.4	$195.3	$190.9	$187.7	$(1.6)	$7.1

Note: Numbers may not foot due to rounding

(1) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(2) Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 26.

3Q 2023 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY AND DEPOSITS

	QUARTERLY TRENDS					CHANGE VS.
Consolidated Available Liquidity ($ in billions)	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Liquid cash and cash equivalents (1)	$8.0	$9.5	$9.3	$5.1	$4.6	$(1.5)	$3.4

Highly liquid securities (2)	19.6	20.7	21.5	22.2	22.7	(1.1)	(3.2)

Subtotal	$27.6	$30.2	$30.8	$27.3	$27.3	$(2.6)	$0.2

FHLB Unused Pledged Borrowing Capacity	11.0	12.3	12.2	11.1	6.1	(1.3)	4.9

FRB Discount Window Unused Pledged Capacity	25.6	2.1	2.1	2.0	2.0	23.5	23.6

Total unused pledged capacity	$36.6	$14.4	$14.3	$13.2	$8.2	$22.2	$28.4

Total current available liquidity	$64.2	$44.6	$45.0	$40.5	$35.5	$19.6	$28.6

Unsecured Long-Term Debt Maturity Profile	2023	2024	2025	2026	2027	2028 & After

Consolidated remaining maturities (3)	$1.2	$1.5	$2.3	$—	$1.5	$4.6

Ally Bank Deposits

Key Deposit Statistics

Average retail CD maturity (months)	19.1	16.2	18.7	19.4	21.3	2.9	(2.2)

Average retail deposit rate	4.00%	3.68%	3.16%	2.45%	1.50%

End of Period Deposit Levels ($ in millions)

Retail	$140,100	$138,983	$138,497	$137,684	$133,878	$1,117	$6,222

Brokered & other	12,735	15,327	15,516	14,613	11,873	(2,592)	862

Total deposits	$152,835	$154,310	$154,013	$152,297	$145,751	$(1,475)	$7,083

Deposit Mix

Retail CD	28%	27%	25%	20%	20%

MMA/OSA/Checking	64%	63%	65%	71%	72%

Brokered & other	8%	10%	10%	9%	8%

(1)	May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date.

(2)	Includes unencumbered UST, Agency debt, Agency MBS, and highly liquid Corporates.

(3)	Excludes retail notes; as of 9/30/2023. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.

3Q 2023 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Average Balance Details	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Retail Auto Loans	$85,131	$84,097	$83,615	$83,781	$82,362	$1,034	$2,769

Auto Lease (net of dep)	9,817	10,110	10,435	10,546	10,588	(293)	(771)

Dealer Floorplan	14,507	13,764	12,893	11,822	10,886	743	3,621

Other Dealer Loans	6,023	5,945	5,756	5,462	5,059	78	964

Corporate Finance	10,309	10,240	10,606	10,181	9,291	69	1,018

Mortgage (1)	19,028	19,325	19,621	19,876	19,762	(297)	(734)

Consumer Other—Ally Lending	2,201	2,114	2,037	1,904	1,672	87	529

Consumer Other—Ally Credit Card	1,826	1,701	1,618	1,486	1,300	125	526

Cash and Cash Equivalents	8,308	7,401	5,731	4,129	3,627	907	4,681

Investment Securities and Other	30,769	31,958	32,578	32,513	34,578	(1,189)	(3,809)

Total Earning Assets	$187,920	$186,655	$184,891	$181,698	$179,125	$1,265	$8,795

Interest Revenue	3,383	3,254	3,060	2,859	2,523	129	860

Unsecured Debt (ex. Core OID balance) (2)	$11,590	$11,442	$11,193	$10,447	$10,046	$148	$1,544

Secured Debt	3,120	2,879	2,552	1,917	1,374	241	1,746

Deposits (3)	153,526	152,382	152,752	148,485	142,793	1,144	10,733

Other Borrowings	7,365	7,592	6,503	9,934	12,502	(227)	(5,137)

Total Funding Sources (ex. Core OID balance) (2)	$175,601	$174,295	$173,000	$170,783	$166,715	$1,306	$8,886

Interest Expense (ex. Core OID) (2)	1,838	1,669	1,447	1,174	793	169	1,045

Net Financing Revenue (ex. Core OID) (2)	$1,545	$1,585	$1,613	$1,685	$1,730	$(40)	$(184)

Net Interest Margin (yield details)

Retail Auto Loan	8.90%	8.81%	8.49%	7.98%	7.29%	0.09%	1.61%

Retail Auto Loan (excl. hedge impact)	8.16%	7.87%	7.66%	7.37%	7.04%	0.29%	1.12%

Auto Lease (net of dep)	7.00%	7.60%	6.84%	6.02%	5.98%	(0.60)%	1.02%

Dealer Floorplan	7.88%	7.71%	7.29%	6.42%	5.03%	0.17%	2.85%

Other Dealer Loans	5.25%	5.16%	5.04%	4.82%	4.33%	0.09%	0.92%

Corporate Finance	9.54%	9.15%	8.96%	7.78%	6.30%	0.39%	3.24%

Mortgage	3.20%	3.22%	3.25%	3.17%	3.10%	(0.02)%	0.10%

Consumer Other—Ally Lending	9.94%	9.99%	9.97%	10.37%	11.04%	(0.05)%	(1.10)%

Consumer Other—Ally Credit Card	22.39%	21.88%	21.84%	21.75%	21.17%	0.51%	1.22%

Cash and Cash Equivalents	4.73%	4.70%	3.95%	2.94%	1.73%	0.03%	3.00%

Investment Securities and Other	3.53%	3.17%	3.04%	2.89%	2.55%	0.36%	0.98%

Total Earning Assets	7.14%	6.99%	6.71%	6.24%	5.59%	0.15%	1.55%

Unsecured Debt (ex. Core OID & Core OID balance) (2)	5.55%	5.40%	5.34%	5.12%	4.99%	0.15%	0.56%

Secured Debt	6.81%	5.61%	6.04%	4.73%	6.08%	1.20%	0.73%

Deposits (3)	4.04%	3.74%	3.23%	2.53%	1.58%	0.30%	2.46%

Other Borrowings (4)	3.23%	3.00%	2.74%	2.80%	2.48%	0.23%	0.75%

Total Funding Sources (ex. Core OID & Core OID balance) (2)	4.15%	3.84%	3.39%	2.73%	1.89%	0.31%	2.26%
NIM (as reported)	3.24%	3.38%	3.51%	3.65%	3.81%	(0.14)%	(0.57)%
NIM (ex. Core OID & Core OID balance) (2)	3.26%	3.41%	3.54%	3.68%	3.83%	(0.14)%	(0.57)%

(1)	Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate and Other segment.
(2)	Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt. For more details refer to pages 25-27.
(3)	Includes retail, brokered, and other deposits. Other includes sweep deposits and other deposits.
(4)	Includes FHLB Borrowings, Repurchase Agreements and other.

3Q 2023 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)	QUARTERLY TRENDS
Mortgage Finance HFI Portfolio	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22
Loan Value

Gross carry value	$18.7	$18.9	$19.2	$19.4	$19.7

Net carry value	$18.6	$18.9	$19.2	$19.4	$19.7

Estimated Pool Characteristics

% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%

% Interest only	0.0%	0.0%	0.0%	0.0%	0.0%

% 30+ Day delinquent(1)(2)	0.5%	0.4%	0.4%	0.6%	0.7%

% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%

% Non-primary residence	4.1%	4.1%	4.1%	4.4%	4.4%

Refreshed FICO(3)	782	782	781	781	780

Wtd. Avg. LTV/CLTV (4)	53.1%	54.5%	55.0%	54.6%	54.2%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value

Gross carry value	$0.2	$0.3	$0.3	$0.3	$0.3

Net carry value	$0.2	$0.3	$0.3	$0.3	$0.3

Estimated Pool Characteristics

% Second lien	12.4%	12.5%	12.9%	13.0%	13.3%

% Interest only	0.2%	0.0%	0.0%	0.1%	0.1%

% 30+ Day delinquent(1)(2)	6.7%	6.6%	6.5%	6.4%	5.6%

% Low/No documentation	25.2%	24.8%	24.2%	23.6%	23.4%

% Non-primary residence	3.2%	3.4%	3.3%	3.3%	3.4%

Refreshed FICO(3)	743	742	741	742	743

Wtd. Avg. LTV/CLTV (4)	47.3%	48.1%	48.1%	47.4%	47.6%

1)	MBA Delinquency buckets were used for First Lien products and OTS Delinquency buckets were used for all others.

2)	%30+Day Delinquency bucket excludes loans which are current but are in bankruptcy.

3)	Refreshed FICO includes the entire Bank HFI portfolio, inclusive of SBO. Previously, SBO loans had been excluded from our reporting.

4)	1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices.

3Q 2023 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)		QUARTERLY TRENDS					CHANGE VS.
Earnings Per Share Data		3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

GAAP net income attributable to common shareholders		$269	$301	$291	$251	$272	$(32)	$(3)

Weighted-average common shares outstanding - basic		304,134	303,684	302,657	301,279	308,220	450	(4,086)

Weighted-average common shares outstanding - diluted		305,693	304,646	303,448	303,062	310,086	1,048	(4,393)

Issued shares outstanding (period-end)		301,630	301,619	300,821	299,324	300,335	11	1,295

Net income per share - basic		$0.88	$0.99	$0.96	$0.83	$0.88	$(0.11)	$—

Net income per share - diluted		$0.88	$0.99	$0.96	$0.83	$0.88	$(0.11)	$—

Adjusted Earnings per Share (“Adjusted EPS”) (2)

Numerator

GAAP net income attributable to common shareholders		$269	$301	$291	$251	$272	$(32)	$(3)

Discontinued operations, net of tax		—	—	1	—	1	—	(1)

Core OID		12	12	11	11	11	0	2

Change in the fair value of equity securities (3)		56	(25)	(65)	(49)	62	81	(6)

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)		(21)	3	11	(4)	(20)	(24)	(1)

Repositioning (3)		30	—	—	57	20	30	10

Significant discrete tax items		(94)	—	—	61	—	(94)	(94)

Core net income attributable to common shareholders (1)		$252	$291	$250	$327	$346	$(39)	$(94)

Denominator

Weighted-average common shares outstanding - diluted		305,693	304,646	303,448	303,062	310,086	1,048	(4,393)

Adjusted EPS (2)		$0.83	$0.96	$0.82	$1.08	$1.12	$(0.13)	$(0.29)

GAAP original issue discount amortization expense		$15	$15	$15	$14	$13	$0	$2

Other OID		3	3	3	3	3	0	0

Core original issue discount (Core OID) amortization expense (1)		$12	$12	$11	$11	$11	$0	$2

GAAP outstanding original issue discount balance		$(847)	$(863)	$(878)	$(882)	$(888)	$15	$41

Other outstanding OID balance		(42)	(45)	(48)	(40)	(36)	3	(6)

Core outstanding original issue discount balance (Core OID balance) (1)		$(806)	$(818)	$(830)	$(841)	$(852)	$12	$47

GAAP Net Financing Revenue	[A]	$1,533	$1,573	$1,602	$1,674	$1,719	$(40)	$(186)

Core OID		12	12	11	11	11	0	2

Net Financing Revenue (ex. Core OID) (1)	[B]	$1,545	$1,585	$1,613	$1,685	$1,730	$(40)	$(184)

GAAP Other Revenue	[C]	$435	$506	$498	$527	$297	$(71)	$138

Change in the fair value of equity securities (3)		56	(25)	(65)	(49)	62	81	(6)

Adjusted Other Revenue (1)	[D]	$491	$481	$433	$478	$359	$10	$132

GAAP Provision Expense		$508	$427	$446	$490	$438	$81	$70

Adjusted Provision (ex. Repositioning)		$508	$427	$446	$490	$438	$81	$70

GAAP Noninterest expense	[E]	$1,232	$1,249	$1,266	$1,266	$1,161	$(17)	$71

Repositioning and other		(30)	—	—	(57)	(20)	(30)	(10)

Adjusted Noninterest Expense (1)	[F]	$1,202	$1,249	$1,266	$1,209	$1,141	$(47)	$61

Pre-Provision Net Revenue (PPNR)	[A]+[C]+[E]	$736	$830	$834	$935	$855	$(94)	$(119)

Core Pre-Provision Net Revenue (PPNR) (1)	[B]+[D]+[F]	$834	$817	$781	$954	$948	$17	$(114)

(1) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods. See pages 25-27 for details.

(3) For more details refer to pages 25-27.

3Q 2023 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Numerator

GAAP shareholder’s equity	$12,825	$13,532	$13,378	$12,859	$12,434	$(707)	$391

Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	—	—

GAAP common shareholder’s equity	$10,501	$11,208	$11,054	$10,535	$10,110	$(707)	$391

Goodwill and identifiable intangibles, net of DTLs	(879)	(887)	(895)	(902)	(910)	8	31

Tangible common equity (1)	9,622	10,321	10,159	9,633	9,200	(699)	422

Tax-effected Core OID balance (21% tax rate) (1)	(636)	(646)	(656)	(665)	(673)	10	37

Adjusted tangible book value (2)	$8,986	$9,675	$9,504	$8,968	$8,527	$(689)	$459

Denominator

Issued shares outstanding (period-end, thousands)	301,630	301,619	300,821	299,324	300,335	11	1,295

GAAP shareholder’s equity per share	$42.52	$44.86	$44.47	$42.96	$41.40	$(2.35)	$1.12

Preferred equity per share	(7.70)	(7.71)	(7.73)	(7.76)	(7.74)	—	0.03

GAAP common shareholder’s equity per share	$34.81	$37.16	$36.75	$35.20	$33.66	$(2.35)	$1.15

Goodwill and identifiable intangibles, net of DTLs per share	(2.91)	(2.94)	(2.97)	(3.01)	(3.03)	0.03	0.12

Tangible common equity per share (1)	31.90	34.22	33.77	32.18	30.63	(2.32)	1.27

Tax-effected Core OID balance (21% tax rate) per share (1)	(2.11)	(2.14)	(2.18)	(2.22)	(2.24)	0.03	0.13

Adjusted tangible book value per share (2)	$29.79	$32.08	$31.59	$29.96	$28.39	$(2.29)	$1.40

(1) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(2) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

3Q 2023 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise	QUARTERLY TRENDS					CHANGE VS.
Core Return on Tangible Common Equity (“Core ROTCE”)	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Numerator

GAAP net income attributable to common shareholders	$269	$301	$291	$251	$272	$(32)	$(3)

Discontinued operations, net of tax	—	—	1	—	1	—	(1)

Core OID (2)	12	12	11	11	11	0	2

Change in the fair value of equity securities	56	(25)	(65)	(49)	62	81	(6)

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)	(21)	3	11	(4)	(20)	(23)	(1)

Repositioning (2)	30	—	—	57	20	30	10

Significant discrete tax items	(94)	—	—	61	—	(94)	(94)

Core net income attributable to common shareholders (1)	$252	$291	$250	$327	$346	$(39)	$(94)

Denominator (average, $ millions)

GAAP shareholder’s equity	$13,179	$13,455	$13,119	$12,647	$13,209	$(277)	$(31)

Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	—	—

Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(883)	(891)	(898)	(906)	(915)	8	32

Tangible common equity (1)	$9,972	$10,240	$9,896	$9,417	$9,970	$(268)	$2

Core OID balance	(812)	(824)	(835)	(847)	(858)	12	46

Net deferred tax asset (“DTA”)	(1,310)	(1,060)	(1,059)	(1,165)	(1,068)	(250)	(241)

Normalized common equity	$7,850	$8,357	$8,002	$7,405	$8,044	$(506)	$(194)

Core Return on Tangible Common Equity (3)	12.9%	13.9%	12.5%	17.6%	17.2%

(1) Represents a non-GAAP measure. See pages 25-27 for methodology and detail.

(2) For more details see pages 25-27.

(3) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

  (1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

  (2) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

3Q 2023 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)	QUARTERLY TREND					CHANGE VS.

Adjusted Efficiency Ratio Calculation	3Q 23	2Q 23	1Q 23	4Q 22	3Q 22	2Q 23	3Q 22

Numerator

GAAP Noninterest expense	$1,232	$1,249	$1,266	$1,266	$1,161	$(17)	$71

Insurance expense	(338)	(358)	(315)	(286)	(290)	20	(48)

Repositioning (2)	(30)	—	—	(57)	(20)	(30)	(10)

Adjusted noninterest expense for the efficiency ratio	$864	$891	$951	$923	$851	$(27)	$13

Denominator

Total net revenue	$1,968	$2,079	$2,100	$2,201	$2,016	$(111)	$(48)

Core OID (2)	12	12	11	11	11	0	2

Insurance revenue	(322)	(366)	(407)	(387)	(260)	44	(62)

Adjusted net revenue for the efficiency ratio	$1,658	$1,725	$1,704	$1,825	$1,767	$(67)	$(108)

Adjusted Efficiency Ratio (1)	52.1%	51.7%	55.8%	50.6%	48.2%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

(2) For more details see pages 25-27.

3Q 2023 Preliminary Results	24

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-provision net revenue (Core PPNR), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), Pre-provision net revenue (PPNR), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

1) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt.

2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other onetime items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods.

3) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers.

  (1) In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods.

  (2) In the denominator, total net revenue is adjusted for Core OID and Insurance segment revenue.

4) Adjusted noninterest expense is a non-GAAP financial measure that adjusts GAAP noninterest expense for repositioning items. Management believes adjusted noninterest expense is a helpful financial metric because it enables the reader better understand the business’ expenses excluding nonrecurring items.

5) Adjusted other revenue is a non-GAAP financial measure that adjusts GAAP other revenue for OID expenses, repositioning, and change in fair value of equity securities. Management believes adjusted other revenue is a helpful financial metric because it enables the reader to better understand the business’ ability to generate other revenue.

6) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered, and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

7) Adjusted total net revenue is a non-GAAP financial measure that management believes is helpful for readers to understand the ongoing ability of the company to generate revenue. For purposes of this calculation, GAAP net financing revenue is adjusted by excluding Core OID to calculate net financing revenue ex. core OID. GAAP other revenue is adjusted for OID expenses, repositioning, and change in fair value of equity securities to calculate adjusted other revenue. Adjusted total net revenue is calculated by adding net financing revenue ex. core OID to adjusted other revenue.

8) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income.

9) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods.

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ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-provision net revenue (Core PPNR), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), Pre-provision net revenue (PPNR), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

10) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment.

11) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances.

12) Core pre-provision net revenue (Core PPNR) is a non-GAAP financial measure calculated by adding GAAP net financing revenue and GAAP other revenue and subtracting GAAP noninterest expense then adding Core OID and repositioning expenses, excluding provision for credit losses. Management believes that Core PPNR is a helpful financial metric because it enables the reader to assess the core business’ ability to generate earnings to cover credit losses.

13) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) change in fair value of equity securities (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

14) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

  (1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other onetime items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

  (2) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

15) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extended through December 31, 2021. Beginning on January 1, 2022, we are required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and beginning January 1, 2022, are phasing in the regulatory capital impacts of CECL based on this five-year transition period.

16) Investment income and other (adjusted) is a non-GAAP financial measure that adjusts GAAP investment income and other for repositioning, and the change in fair value of equity securities. Management believes investment income and other (adjusted) is a helpful financial metric because it enables the reader to better understand the business’ ability to generate investment income.

17) Net financing revenue excluding core OID is calculated using a non-GAAP measure that adjusts net financing revenue by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net financing revenue ex. Core OID is a helpful financial metric because it enables the reader to better understand the business’ ability to generate revenue.

18) Net interest margin excluding core OID is calculated using a non-GAAP measure that adjusts net interest margin by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net interest margin ex. Core OID is a helpful financial metric because it enables the reader to better understand the business’ profitability and margins.

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ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-provision net revenue (Core PPNR), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), Pre-provision net revenue (PPNR), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

19) Pre-provision net revenue (PPNR) is a non-GAAP financial measure calculated by adding GAAP net financing revenue and GAAP other revenue then subtracting GAAP noninterest expense, excluding provision for credit losses. Management believes that PPNR is a helpful financial metric because it enables the reader to assess the business’ ability to generate earnings to cover credit losses and as it is utilized by Federal Reserve’s approach to modeling within the Supervisory Stress Test Framework that generally follows U.S. generally accepted accounting principles (GAAP) and includes a calculation of PPNR as a component of projected pre-tax net income.

20) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, and other one-time items.

21) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset.

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